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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: SEPTEMBER 12, 2005
                        (Date of earliest event reported)

                              LASERCARD CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-6377                   77-0176309
          --------                    ------                   ----------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)


          1875 N. SHORELINE BOULEVARD, MOUNTAIN VIEW, CALIFORNIA 94043
          ------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (650) 969-4428

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-13e-4(c))

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                                TABLE OF CONTENTS


Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in
                Fiscal Year

Item 8.01       Other Events

Item 9.01       Financial Statements and Exhibits

Signatures

Exhibit Index

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ITEM 5.03       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                FISCAL YEAR

        Registrant amended its bylaws effective September 12, 2005. Sections 4.1, 4.3, 4.4, 4.6, 4.7, 4.8, 4.9, 4.11, and 4.12 were amended while Section
4.8A was deleted and Section 4.14 was added. These changes eliminated the Office of the President, continued the position of Chief Executive Officer, and provided for a Chief Operating Officer reporting to the Chief Executive Officer in lieu of a President reporting to the Board as in the prior bylaws. If the Chief Executive Officer is unable to serve, then the Board may designate another officer to temporarily perform his or her duties in lieu of the President automatically assuming such duties as in the prior bylaws. Richard M. Haddock remains the Company's principal executive officer, holding the office of Chief Executive Officer, and Christopher J. Dyball remains the Company's principal operating officer, holding the office of Chief Operating Officer.

ITEM 8.01       OTHER EVENTS

        Registrant appointed Donald E. Mattson as Chairman of the Board.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits. Exhibit 3.2, amended and restated bylaws, is attached.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized on the 15th day of September, 2005.



LaserCard Corporation
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(Registrant)


By:             /s/ Steven G. Larson
                --------------------
                Steven G. Larson
                Vice President, Finance and Chief Financial Officer

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                                  Exhibit Index


Exhibit
Number      Description
------      -----------

3.2         Registrant's amended and restated bylaws are attached pursuant to
            Item 5.03